Gulf South Banking Conference May 2012 Gulf South Banking Conference May 2012

Safe Harbor Language
Safe Harbor Language
In connection with the proposed acquisition of Florida Gulf Bancorp, Inc., IBERIABANK
Corporation will file a Registration Statement on Form S-4 that will contain a proxy statement/prospectus. INVESTORS ARE URGED TO CAREFULLY READ THE PROXY
STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES
AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain a free copy of the proxy statement/prospectus (when it is available) and other documents containing information about IBERIABANK Corporation and Florida Gulf Bancorp, Inc., without charge, at the
SEC's web site at http://www.sec.gov. Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus may also be obtained for free from the IBERIABANK Corporation website,
www.iberiabank.com,
under the heading “Investor
Information”.
Statements contained in this presentation which are not historical facts and which pertain to future operating results of IBERIABANK Corporation and its subsidiaries constitute “forward-
looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These
forward-looking statements involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in the Company’s periodic filings with the SEC.
This communication is not a solicitation of any vote or approval, is not an offer to purchase shares of Florida Gulf Bancorp, Inc. common stock, nor is it an offer to sell shares of IBERIABANK
Corporation common stock which may be issued in the proposed merger.  Any issuance of IBERIABANK
Corporation common stock in the proposed merger would have to be registered under the Securities Act of
1933, as amended, and such IBERIABANK Corporation common stock would be offered only by means of a prospectus complying with the Act.

3 Company Company Overview Overview

•
Headquartered In Lafayette, Louisiana
•
Since 1887 –Oldest And Largest LA-Based Bank
•
Approximately $12 Billion in Assets
•
Market Cap of Approximately $1.5 Billion
•
Relatively Strong Asset Quality Measures
•
Conservative and We Don’t Cut Corners
•
Minimize Loan Concentrations
•
Core Funded
•
Slightly Asset Sensitive From An Interest Rate Risk Position
•
Large Fee-Based Businesses
•
Completed Five FDIC-Assisted Transactions
•
Completed Two Live-Bank Deals; 1 Live-Bank Deal
Pending
•
Operations in 12 States
IBKC Overview
IBKC Overview
Summary

Acquisitions Recent Conversions Capital Activities New Initiatives
ANB (Bentonville, AR) - 2Q09
Pulaski Bank & Trust Becomes
IBERIABANK fsb - 2Q09
Issued $7 Million in Trust
Preferred - 1Q08
Added Teams in Mobile, New
Orleans and Houston - 1Q09
CapitalSouth Bank
(Birmingham, AL) - 3Q09
Converted Systems For
CapitalSouth Bank - 4Q09
Issued $90 Million in TARP
Preferred Stock - 4Q08
Added Team In Birmingham -
3Q09
Orion Bank
(Naples, FL) - 4Q09
Converted Systems For Orion
Bank - 2Q10
Issued $110 Million in Common
Stock - 4Q08
Launched IBERIA Capital
Partners - 4Q10
Century Bank
(Sarasota, FL) - 4Q09
Converted Systems For
Century Bank - 2Q10
First in the U.S. To Pay Back
TARP Preferred Stock - 1Q09
Launched IBERIA Wealth
Advisors - 4Q10
Sterling Bank
(Lantana, FL) - 3Q10
Converted Systems For
Sterling Bank - 3Q10
Second in the U.S. To Buy Back
TARP Warrants - 2Q09
OMNI BANCSHARES, Inc.
(Metairie, LA) - 1Q11
Merged And Converted
IBERIABANK fsb - 1Q11
Issued $165 Million in Common
Stock - 3Q09
Florida Trust Company
(Naples/Ft. Lauderdale, FL) - 1Q11
Converted Systems For OMNI
Bancshares - 2Q11
Issued $329 Million in Common
Stock - 1Q10
Cameron Bancshares, Inc.
(Lake Charles, LA) - 1Q11
Converted Systems for
Cameron Bancshares - 3Q11
Completed Share Repurchase
Program for 3% of oustanding
shares - 3Q11
Florida Gulf Bancorp, Inc.
(Fort Myers, FL) - 1Q12
Announced Share Repurchase
Program for 3% of oustanding
shares - 4Q11
Business Type
Number of
Locations
2011 Revenues
($ MMs)
Number of
FTEs
IBERIABANK, incl Subs and Holding Co. Commercial Banking 175 391 2,003
IBERIABANK Mortgage Company Mortgage Lending 59 48 309
Lenders Title Company Title Insurance 24 18 179
IBERIA Wealth Advisors Wealth Advisory
IBERIA Capital Partners Capital Markets 7 13 100
IBERIA Financial Services Brokerage
IBERIABANK Corporation 265 470 2,591
Activities
IBKC Overview
IBKC Overview

Chicago
Washington D.C.
Charlottesville
Richmond
St. Louis
Wilson
Greensboro
Durham
Winston Salem
Johnson City
Raleigh
New Bern
Maryville
Chattanooga
Gastonia
Charlotte
Fayetteville
Wilmington
Greenville
Columbia
Tulsa
Rogers
Fayetteville
Jonesboro
Greenbrier
Newport
Memphis
Norman
Maumelle
Helena
Little Rock
Decatur
Huntsville
Birmingham
Gadsden
Atlanta
Greensboro
Texarkana
Plano
Dallas
Shreveport
Monroe
Longview
Montgomery
Alexandria
St. Francisville
Zachary
St. Tammany
Baton Rouge
Lafayette
Ocean Springs
Mobile
Spanish Fort
Pensacola
Panama City
Jacksonville
Austin
Washington D.C.
Houston
Lake Charles
New Iberia
Houma
Galliano
New Orleans
San Antonio
Orlando
Tampa
Naples
Miami

IBERIABANK Corporation

Indicates cities in which our 11 members of Executive Management have resided/worked
Indicates cities in which our members of Senior Management (Market Presidents,
Executive Vice Presidents, etc.) have resided/worked.
Albuquerque, NM
Annapolis, MD
Boston, MA
Buffalo, NY
Charlottetown,
PE, Canada
Chennai, India
Cleveland, OH
Columbus, OH
Detroit, MI
Flint, MI
Hartford, CT
Experience in Additional Cities:
Indianapolis, IN
Las Vegas, NV
Mansfield, PA
Morris Plains, NJ
New York, NJ
Pittsburgh,  PA
Phoenix, AZ
San Diego, CA
Scottsdale, AZ
Wilmington, DE
IBKC Overview
IBKC Overview
Where We Lived & Worked
Broad Experience Throughout
Broad Experience Throughout
Southeastern U.S.
Southeastern U.S.

Resides in Greensboro, GA
James B. Gburek, EVP
Chief Risk Officer
Resides in New Orleans, LA
Michael J. Brown, VC
Chief Operating Officer
Jefferson G. Parker, VC
Manager of Brokerage, Trust,
and Wealth and Management
Anthony J. Restel, SEVP
Chief Financial Officer
Robert B. Worley, EVP
General Counsel
Daryl G. Byrd
President and CEO
Beth A. Ardoin, EVP
Director of Communications
George J. Becker III, EVP
Director of Corporate Operations
Barry F. Berthelot, EVP
Director of Organizational Development
Resides in Lafayette, LA
Resides in Greensboro, NC
Gregg Strader, EVP
Chief Credit Officer
Resides in Raleigh, NC
John R. Davis, SEVP
Director of Financial Strategy and Mortgage
Resides in Annapolis, MD
Robert M. Kottler, EVP
Director of Retail and Small Business
Resides in Gastonia, NC
H. Spurgeon Mackie, EVP
Executive Credit Officer

IBERIABANK Corporation

St. Louis
Northeast Arkansas
North Central Arkansas
Idaho Falls
Memphis
Mississippi
Central Arkansas/ Little Rock
Huntsville
Birmingham
Atlanta
Columbus
Warner Robins
Prattville
Montgomery
Dallas
Shreveport
NE Louisiana/ Monroe
Jackson
Alexandria
Mobile
Baton Rouge
Acadiana
Jacksonville
DeLand
Houston
New Orleans/ Northshore
Orlando
Lake Charles
Morgan City
Houma
Tampa
Sarasota
Cape Coral
Fort Myers
Estero
Naples
West Palm Beach
Pompano Beach
Ft. Lauderdale
Islamorada
Marathon
Key West
Legend
IBERIABANK
Florida Gulf Bank
IBERIABANK Mortgage
Lenders Title Company/United Title & American Abstract
IBERIA Wealth Advisors
IBERIA Capital Partners

Deposit Market Share as of  June 30, 2011
Florida branch and deposit information reflects pro forma Florida Gulf Bank acquisition
Source: SNL Financial
Map Reflects Locations as of  April 15, 2012

IBKC Overview
IBKC Overview
Locations
Locations                                 274
(Bank Branches                    175)
Total Assets $ 11.8 Billion
Total Deposits                   $  9.5 Billion
Total Loans                        $  7.5 Billion
Market Capitalization      $ 1.5 Billion
Texas
4 Bank locations
3 Non-bank locations
7 Total locations
$185 million deposits
#227 Rank
Louisiana
79 Bank locations
30 Non-bank locations
109 Total Locations
$5.1 billion deposits
#5 Deposit Rank
Alabama
13 Bank Locations
6 Non-bank locations
19 Total locations
$500 million deposits
#20 Rank
Florida
50 Bank locations
12 Non-bank locations
62 Total locations
$2.5 billion deposits
#22 Rank
Arkansas
34 Bank locations
30 Non-bank locations
64 Total locations
$1.0 billion deposits
#12 Rank
Tennessee
3 Bank locations
1 Non-bank locations
4 Total locations
$155 million deposits
#113 Rank

8.9%
8.8%
8.7%
8.4%
8.4%
8.4%
8.3%
7.8%
7.6%
7.4%
7.0%
7.0%
7.0%
7.0%
7.0%
6.8%
6.7%
6.7%
6.5%
6.3%
5.7%
5.0%
4.9%

IBKC Overview
IBKC Overview
Unemployment Rate by MSA
•
Consistently Low
Rates Of
Unemployment
In Our Legacy
MSAs
•
Many Of Our
Legacy Markets
Not Dependent
On Housing For
Growth
•
Assets In FDIC-
Assisted
Acquisition
Markets Are
Protected Under
Loss-Share
Agreements
* Markets entered via FDIC- assisted acquisitions
0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0%
9.4%
11.9%
11.8%
9.7%
9.1%
11.1%
11.5%
7.6%
8.5%
8.3%
7.4%
7.2%
7.0%
6.8%
6.5%
6.8%
6.7%
5.6%
6.1%
7.2%
8.3%
March 2012
December 2010
12.6%
5.0%
Lafayette, LA
NW Arkansas
* Huntsville, AL
* Birmingham, AL
Lake Charles, LA
Little Rock, AR
Shreveport, LA
Alexandria, LA
New Orleans, LA
Baton Rouge, LA
Jonesboro, AR
Houston, TX
* Montgomery, AL
Monroe, LA
* Naples, FL
* Jacksonville, FL
US Average
* Mobile, AL
* Miami, FL
* Bradenton, FL
Memphis, TN
* Cape Coral, FL
Houma, LA
Unemployment Rate

IBKC Overview
IBKC Overview
Housing Market Trends
•
Impact Varies By
State And Market
•
Strength – TX & LA
•
Weakness: FL, GA &
VA
•
Very Limited
Rebound
• Florida - Decline
• Georgia - Decline
• Virginia – Flatten
•
Large Embedded
Losses Remain In
Banks’ Balance
Sheets
Source: Local Market Monitor 4Q2011
14%
1%
2%
3%
42%
19%
12%
2%
9%
9%
7%
16%
9%
60%
50%
40%
30%
20%
10%
0%
10%
20%
Southeastern States
Alabama
Arkansas
Florida
Georgia
Louisiana
Mississippi
North Carolina
South Carolina
Tennessee
Texas
Virginia
Actual
Forecast
Florida
Georgia
Virginia
Louisiana
Texas
S.C.
39%
4%
1%
-
-
-
-
-
-
-
-
-
-
-
-
-
-

Data Indexed at 12/31/2006
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Mar-10
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12

IBERIABANK

Solid Organic Loan Growth
Loans
Loans
•
$164 Million
Organic Loan
Growth In
YTD 2012
•
Counter To
Industry
Trends
0%
10%
20%
30%
40%
50%
60%
70%
80%
Organic Loan Growth
December 2006 - March 2012
IBKC data based on organic growth - excluding one-time impact of acquisitions
IBERIABANK Corporation
U.S. Commercial Banks

Growth In Organic And Covered Loans
Loans
Loans
•
Organic Loan
Growth of $1.3
Billion or 31%
Since December
2009 (14%
Annualized)
•
FDIC Covered
Loan Portfolio
Declined $409
Million or -25%
Since December
2009 (-11%
Annualized)
$ in millions
-$150
-$100
-$50
$0
$50
$100
$150
$200
$250
$300
Mar-10 Jun-10 Sep -10 Dec -10 Mar-11 Jun-11 Sep -11 Dec -11 Mar-12
$64
$58
$43
$173
$149
$257
$109
$262
$164
Organic Loan Growth
Covered Loan Portfolio

Tennessee
2.9%
Texas
8.1%
Arkansas
8.5%
Florida
16.9%
Louisiana
56.3%
Alabama
7.3%

Credit Card
1%
Automobile
1%
Indirect Automobile
4%
Other Consumer
1%
Residential
3%
Home Equity
12%
Business
22%
CRE-Non-Owner Occupied
14%
CRE-Owner Occupied
12%
FDIC Acquired Loans
17%
C&D Loans
5%
Energy
6%
All Other Loans
2%

IBERIABANK Corporation

•
$7.5 Billion Loan
Portfolio
•
Acquired $3.2 Billion
Of Gross Loans In
FDIC-Assisted
Acquisitions Covered
Under Loss Share
Agreements
•
Includes $824 Million
Of Fair Value Loans
Acquired at Cameron
and OMNI
•
1Q12 Net Loan Yield
of 4.87%
Note: Loans Net of  Purchase Discounts at March 31, 2012
Loan Portfolio Summary
Loans
Loans

Commercial Commitments Trend
Loans
Loans
•
Unfunded  And
Unused
Commitments
Nearly Doubled
Over The Last 15
Months
•
Strength In
Houston, New
Orleans, Baton
Rouge And
Birmingham
•
Funding A
Significant
Portion Of These
Commitments
Would Expand
Our Balance
Sheet
$863
$952
$747
$990
$1,683
$1,819
$-
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
Standby Letters of Credit
Unfunded Loan Commitments
Unused Commercial Lines
12/31/07 12/31/08 12/31/09 12/31/10 12/31/11 3/31/12

Non-Interest Bearing
Other Core Deposits
Time Deposits
$400
$300
$200
$100
$0
-$100
-$200
-$300
$184
$159
$217
$281
$333
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12

IBERIABANK

Deposits
Deposits
Growth In Organic Deposits
•
Organic Core
Deposit Growth Of
$1.2 Billion Or
23% Since
December 2010
(19% Annualized)
•
Organic Non-
Interest Bearing
Deposit Growth of
$435 Million or
50% Since
December 2010
(40% Annualized)
•
Cost of Core
Deposits Has
Fallen 34 bps To
0.47% Since
December 2010
Excludes acquired deposits
$ in millions

Deposit Summary
Deposits
Deposits
•
Balanced And
Diverse
Deposit
Portfolio
•
Average Cost Of
Interest Bearing
Deposits Was
0.72% In 1Q12
Note: Deposits Net of  Purchase Discounts at March 31 ,2012
•
Total Cost Of
Deposits Was
0.60% In 1Q12
Non-Interest
Bearing
17.0%
NOW
20.8%
Money Market
33.3%
Savings
3.7%
CD
25.2%
Louisiana
54.3%
Alabama
6.2%
Florida
24.1%
Arkansas
10.5%
Tennessee
1.5%
Texas
3.4%

17 Asset Asset Quality Quality

Adjusted Nonperforming Assets/Total Assets
1
26
51
76
101
126
151
176
201
226
251
276
301
326
351
376
401
426
451
476
501
526
551
576
601
626
651
676
701
726
751
776
801
826
851
876
901
926
951
976

IBERIABANK Corporation

Asset Quality
Asset Quality
U.S. Nonperforming Assets
•
Banks Invested In Real
Estate At The Top Of
The Cycle
•
Industry NPA Ratios
Improved; A Long Way
To Recovery
•
Historically, Typically
Takes Many Years To
Recover From Peak In
NPAs
•
Recovery Tied To:
• Borrower Health
• Property Values
• Sustained Low
Interest Rates
U.S Bank Holding Companies
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
16.00%
12/31/11 NPAs/Total Assets - US BHCs
Top 10%
Median = 2.76%
Average = 4.07%
Our NPA Ratio: 0.83%

Adjusted Nonperforming Assets
to Total Adjusted Assets
NPAs + 90 Day Past Due + TDR/Assets %
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
IBERIABANK Corporation
AVG GULF SOUTH PEERS
AVG GULF SOUTH PEERS 3.22%
IBERIABANK Corporation 0.83%
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Dec-10
Dec-11
Mar-12

Net Charge-Offs to Average Loans

Net Charge Offs/Average Loans%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
IBERIABANK Corporation
AVG GULF SOUTH PEERS
AVG GULF SOUTH PEERS 0.91%
IBERIABANK Corporation 0.09%
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Dec-10
Dec-11
Mar-12

IBERIABANK Corporation

Peer Comparison Trends
Asset Quality
Asset Quality
•
$812 Million in
NPAs, But $729
Million Covered
Under FDIC Loss
Share Or Acquired
Impaired Assets
•
Legacy TDRs
Total Only $27
Million
* Excludes FDIC Covered Assets
•
17% Of Loans
Are FDIC
Covered Assets

Asset Quality
Asset Quality
Classified Assets
•
“Classified Assets” Are
Loans That Exhibit Stress
And Warrant Close
Watching
•
Classified Assets were
$206 million at December
31, 2011 and $194 million
at March 31, 2012
•
Our Classified Assets As A
Percentage Of Total Assets
Are Very Low, Particularly
Compared To Our Local
Peers
Note: Excludes FDIC Covered Assets.
Source: SNL, Company Filings for  2011
IBKC Data as of March 31 ,2012 - Excludes covered loans related to FDIC-
Assisted Acquisitions
0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10%
STBZ
SBSI
HBOS
OZRK
IBERIABANK
SFNC
MSL
TSH
RNST
HOMB
TRMK
FFCH
HBHC
FBMS
CSFL
ECBE
SCBT
FMFC
BNCN
BXS
PFBX
CCBG
Classified Assets-to-Total Assets
At March 31, 2012

Financials

Financials
Financials
First Quarter 2012 vs. Fourth Quarter 2011
•
Revenues Up 1%
•
Expenses Up Less Than 1%
•
Margin Down 3 Bps.
•
EPS Up 11%
•
Stable Dividends
•
Assets Up Less Than 1%
•
Deposits Up 2%
•
Market Cap Up 9%
•
Book Value Per Share Up
Less Than 1%
•
Tangible Book Value Per
Share Up 1%
•
Share Price Up 8%
•
Strong Organic Growth:
Loans Up $164 Million
(11% Annualized)
Core Deposits Up $333 Million
(20%
Annualized)
•
Favorable Asset Quality Measures:
NPA/Assets = 0.83%
(4Q11: 0.87%)
30+ Days Past Due = 1.28%
(4Q11: 1.37%)
LLR/Loans = 1.21%
(4Q11: 1.24%)
Net COs/Avg. Loans = 0.09%
(4Q11: 0.31%)
Provision = $3mm
(4Q11:
$4mm)
•
Formidable Capital Position:
TCE Ratio = 9.64%
(4Q11: 9.52%)
Total RB Capital = 16.10%
(4Q11: 16.20%)

Financials
Financials
Loan Yield Trends
• Net Covered Loan Yield In 2Q12 Yield Is Expected To Be Approximately 5.05%
• The Covered Portfolio Is Expected To Decline Approximately $75 Million Based
On Current FDIC Loss Share Accounting Assumptions And Estimates
4.78%
5.14%
4.87%
4.00%
4.20%
4.40%
4.60%
4.80%
5.00%
5.20%
5.40%
5.60%
5.80%
6.00%
Sep-10 Dec-10 Mar-11 Jun-11 Sep-11 Dec-11 Mar-12
Non Covered Loan Yield
Net Covered Loan Yield
Total Net Loan Yield

•
$1.8 Billion In Aggregate Time Deposits Repricing Over The
Next 12 Months At A Weighted Average Rate Of 1.16%
Financials
Financials
Repricing Schedule
2Q12 3Q12 4Q12 1Q13 2Q13
Cash Equivalents 450.7 $              - $       - $       - $       - $
0.61% 0.00% 0.00% 0.00% 0.00%
Investments 176.5 $              142.2 $    97.6 $     84.6 $     90.5 $
3.15% 3.24% 3.23% 3.29% 3.17%
Loans 3,633.8 $           354.1 $    289.3 $    293.8 $    283.6 $
3.94% 5.43% 5.50% 5.41% 4.82%
Time Deposits 653.5 $              527.4 $    355.5 $    250.3 $    84.3 $
1.19% 1.27% 1.00% 1.04% 1.01%
Borrowed Funds 407.8 $              1.5 $       5.8 $       7.1 $       37.7 $
1.22% 4.00% 2.23% 3.28% 3.44%
Source: Bancware  March 31, 2012

Interest Rate
Q4 80
Q4 81
Q4 82
Q4 83
Q4 84
Q4 85
Q4 86
Q4 87
Q4 88
Q4 89
Q4 90
Q4 91
Q4 92
Q4 93
Q4 94
Q4 95
Q4 96
Q4 97
Q4 98
Q4 99
Q4 00
Q4 01
Q4 02
Q4 03
Q4 04
Q4 05
Q4 06
Q4 07
Q4 08
Q4 09
Q4 10
Q4 11

Financials
Financials
Interest Rate Risk
IRR Simulation Results
Source: Bancware  March 31, 2012 Source: Bloomberg
-2.00%
-1.00%
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%
8.00%
-200 bps -100 bps Base
Case
+100
bps
+200
bps
Forward
Curve
Change in Net Interest Income
Change in Economic Value of Equity
Interest Rate Trends
2 Year Treasury
5-Year Treasury
10 Year Treasury
30 Year Treasury
Fed Funds
-
-
-
1.04%
2.21%
2.89%
0.13%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
16.00%
18.00%
20.00%
0.33%
Quarters

Financials
Financials
Service Charges As A Percentage Of Revenues
0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0%
PBIB
IBKC
CSFL
SBCF
HOMB
UCBI
OZRK
PFBX
HBHC
FSGI
RNST
TRMK
BXS
SFNC
FMFC
SBSI
CCBG
MSL
IBKC = 5%
•
Less Reliance On
Service Charge
Income And
Consumer Fees
Than Peers
Source: SNLData as of most recent quarter
Non-Interest Income Excludes Gains on Acquisitions and Investment Sales

Financials
Financials
Quarterly Trend In Revenues
IBERIA Capital Partners And IBERIA Wealth Advisors
•
Steady
Progress In
Revenue
Growth
Since
Launch In
4Q10
•
ICP/IWA
Revenues Of
$1.9 Million
(+25% Vs.
4Q11)
$0.0
$0.2
$0.4
$0.8
$1.0
$1.2
$1.4
$1.6
$1.8
$2.0
1Q11 2Q11 3Q11 4Q11 1Q12
$0.6

Tangible Efficiency Ratio
1
26
51
76
101
126
151
176
201
226
251
276
301
326
351
376
401
426
451
476
501
526
551
576
601
626
651
676
701
726
751
776
801
826
851
876
901
926
951
976

Financials
Financials
U.S. Tangible Efficiency Ratio
•
Our Strategic Goal Is
A Tangible Efficiency
Ratio Of Less Than
60%
•
Efficiency Gains Via:
Revenue
Improvements
Expense Discipline
•
Consolidation Within
The Banking Industry
May Improve Industry
Efficiency Over Time
Our Tangible
Efficiency Ratio:
65%
Median = 70%
Average = 83%
Tangible Efficiency
Ratio Less Than
60%
Source: SNL
4Q11 Tangible Efficiency Ratio - US BHCs
0.00%
10.00%
20.00%
30.00%
40.00%
50.00%
60.00%
70.00%
80.00%
90.00%
100.00%
110.00%
120.00%
130.00%
140.00%
150.00%
160.00%
170.00%
180.00%
190.00%
200.00%

29 Acquisitions Acquisitions

NUMBER OF BANKS IN THE U.S.

15,000
14,000
13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
4,000
Number of Banks
1935
1938
1941
1944
1947
1950
1953
1956
1959
1962
1965
1968
1971
1974
1977
1980
1983
1986
1989
1992
1995
1998
2001
2004
2007
2010

IBERIABANK

Acquisitions
Acquisitions
Forces Accelerating Consolidation

•
Environmental Issues
• Credit
• Interest Rate
• Regulatory
• Legislative
• Real Estate Sector
•
Client Issues
• Deleveraging
• Core Client Base Aging
• Technological Change
•
Competitive Issues
• Shadow Banks
• Government Backing
• Government Life Support
• Future Disintermediation
• Fluid Capital/Returns
•
Company-Specific Issues
• Asset Concentration
• Broken Business Models
• Limited Access To Capital

•
Total Assets of $4.4 Billion
•
Total Deposits of $3.5 Billion
•
Net Loans of $1.9 Billion
•
Loans Bought at a $515
Million Discount
•
Loans Have FDIC Loss
Share Protection
•
Pre-Tax Gain of $243 Million
•
60 Offices in 10 MSAs in
Alabama, Arkansas & Florida
•
Average 121 Days To
Convert Systems
•
Total Assets of $3.5 Billion
•
Total Deposits of $2.7 Billion
•
Net Loans of $2.1 Billion
•
Issued Common Equity of
$507 Million
•
Goodwill of $324 Million
•
84 Offices in 9 MSAs in LA,
AR & Memphis
•
Average of 43 Days to
Convert Systems
Acquisitions
Acquisitions
Completed Acquisitions Since 2003
Completed FDIC
Acquisitions
Completed Live Bank
Acquisitions

Lochmoor
Waterway
Estates
Tice
Fort Myers
Cape Coral
Matlacha
Cleveland Ave
Colonial Blvd
Page Park
Whiskey Creek
Fort Myers
Villas
Villas
Iona
Harlem
Heights
Punta Rassa
San Carlos Bay
San Carlos Park
Fort Myers Beach
Sanibel
Black
Island
Coconut
Council
75
41
45

IBERIABANK

Source: SNL Financial Deposit Data as of June 2011
•
Announced March 19, 2012
•
Adds 8 branches in Fort Myers-Cape
Coral, Florida MSA
•
Attractive, established client base
complements our existing client base
•
Total Loans:  $262 million
•
Total Assets:  $350 million
•
Total Deposits:  $279 million
•
Total Equity:  $24 million common stock
plus $4 million preferred stock
•
Total deal value of $35 million for
common stock, $4 million for preferred
stock outstanding, plus up to additional
$4 million based on performance of
certain acquired loans over 3-year
period
•
Includes $28 million, pre-tax credit mark
(11% of loans)
•
Price / Tangible Book: 1.41x
•
Adjusted Core Deposit Premium:  4.9%
•
Accretive to EPS
•
Slightly dilutive to TBVS
•
IRR in excess of cost of capital
Proposed Acquisition of
Proposed Acquisition of
Florida Gulf Bancorp, Inc.
•
IBERIABANK branches
Florida Gulf branches

Summary Summary

Total Return Since August 2007
Summary
Summary

* August 2007 - signifies the start of the financial crisis Source: SNL Through April 16, 2012
•
Outperformed
During A Very
Tumultuous
Time Period
•
Driven By Our
Very Unique
Position And
Opportunities
-80% -70% -60% -50% -40% -30% -20% -10% 0% 10% 20% 30%
SNL Southeast U.S. Bank
SNL U.S. Bank < $250M
SNL Micro Cap U.S. Bank
SNL Mid Cap U.S. Bank
S&P Bank
SNL U.S. Bank > $10B
KBW Bank
S&P Financials
SNL U.S. Bank < $500M
SNL TARP Participants
SNL U.S. Bank
SNL Large Cap U.S. Bank
SNL Mid-Atlantic U.S. Bank
SNL U.S. Bank $250M-$500M
SNL U.S. Bank $500M-$1B
SNL All Financial Institutions
SNL U.S. Bank $1B-$5B
SNL Midwest U.S. Bank
NASDAQ Bank
SNL Small Cap U.S. Bank
SNL New England U.S. Bank
SNL U.S. Bank $5B-$10B
SNL Southwest U.S. Bank
NASDAQ Finl
NYSE
SNL Western U.S. Bank
S&P 500
Russell 3000
Russell 2000
S&P Small-Cap
S&P Mid-Cap
NASDAQ
+28%
IBERIABANK Corporation

Over The Past Four Years…
Summary
Summary

•
Total Revenues Of $1.8 Billion
•
Earned $320 Million; $15.79
EPS
•
Paid $125 Million In Dividends,
Or $5.78 Per Share (39%
Payout)
•
Improved Asset Quality And
Capital Strength
•
Added:
• +$6.9 Billion Assets
• +124 New Locations
• +1,297 Associates
• +$18.17 In Tangible BVS
• +$1.0 Billion Market Cap.
•
At The End Of 1Q12:
• Total Assets Of $11.8 Billion
• 2,591 Associates
• Operations In 12 States
-75% -25% 25% 75% 125% 175%
Loans
Deposits
Assets
Offices
# FTE
BVS
TBVS
Stock Price
Market Cap
22%
46%
41%
33%
20%
-28%
-23%
-13%
13%
118%
172%
140%
87%
100%
30%
95%
14%
165%
IBERIABANK
Gulf South Peers
% Change Since 2007

36
Summary
Summary
IBERIABANK Corporation
•
Longevity And Experience
•
Economically Vibrant Legacy Markets
•
Diversified Markets And Revenues
•
Multiple Growth Engines (Organic And M&A)
•
Disciplined, Yet Opportunistic
•
Exceptional Asset Quality
•
Outsized FDIC Loss Share Protection
•
Tremendous Liquidity And Capital
•
Funded By Stable Core Deposits
•
Asset-Sensitive (Interest Rate Risk Position)
•
Unique Business Model
•
Favorable Risk/Return Trade-Off

Appendix Appendix Other Other 38

19%
15%
12%
11%
11%
7%
5%
0%
-3%
-8%
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14

IBERIABANK Corporation

Appendix
Appendix
MSA Home Price Trends
Source: Local Market Monitor 4Q2011
-60%
-50%
-40%
-30%
-20%
-10%
0%
10%
20%
Louisiana MSAs
Alexandria, LA
Baton Rouge, LA
Houma-Bayou Cane-Thibodaux, LA
Lafayette, LA
Lake Charles, LA
Monroe, LA
New Orleans-Metairie-Kenner, LA
Shreveport-Bossier City, LA
Forecast Actual

4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14

IBERIABANK

Appendix
Appendix
MSA Home Price Trends
-17%
2%
4%
-13%
3%
-60%
-50%
-40%
-30%
-20%
-10%
0%
10%
20%
Fayetteville-Springdale-Rogers, AR-MO
Little Rock-North Little Rock-Conway,
AR
Jonesboro, AR
Actual Forecast
Source: Local Market Monitor
4Q2011

Arkansas MSAs

4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14

IBERIABANK

Appendix
Appendix
MSA Home Price Trends
Source: Local Market Monitor 4Q2011
-34%
-44%
-51%
-47%
-54%
-39%
-46%
-48%
-70%
-60%
-50%
-40%
-30%
-20%
-10%
0%
10%
20%
Cape Coral-Fort Myers, FL
Jacksonville, FL
Miami-Miami Beach-Kendall, FL (MSAD)
Naples-Marco
Island, FL
North Port-Bradenton-Sarasota-Venice,
FL
Actual
Forecast

Florida MSAs

7%
4%
-5%
-8%
-11%
16%
-1%
-8%
-13%
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14

IBERIABANK Corporation

Appendix
Appendix
MSA Home Price Trends
Source: Local Market Monitor 4Q2011
-60%
-50%
-40%
-30%
-20%
-10%
0%
10%
20%
Other MSAs
Birmingham-Hoover, AL
Houston-Sugar Land-Baytown, TX
Huntsville, AL
Memphis, TN-MS-AR
Mobile, AL
Montgomery, AL
Actual
Forecast

15.0%
10.0%
5.0%
0.0%
-2.3%
-5.0%
-10.0%
-15.0%
-20.0%
-25.0%
-30.0%
-35.0%
-40.0%
Average of MSAs
#23 Fort Myers 4.7%
#25 Little Rock 4.5%
#44 Houston 2.6%
#48 Jacksonville 2.4%
#58 Bradenton-Sarasota 2.1%
#68 Monroe 1.5%
#74 Jonesboro 1.3%
#75 Lake Charles 1.3%
#137 New Orleans -1.0%
#149 Shreveport -1.5%
#153 Tampa -1.6%
#167 Baton Rouge -1.9%
#169 Houma -1.9.%
#198 NW Arkansas -2.5%
#208 Lafayette -3.1%
#212 Huntsville -3.1%
#224 Alexandria -3.5%
#260 Memphis -4.7%
#319 Birmingham -7.1%
#342 Montgomery -8.5%
#356 Naples-Marco Island -12.1%
#359 Mobile -12.6%
4Q11
3Q11
2Q11
1Q11

IBERIABANK

43 Appendix Appendix MSA Housing Price Declines – Last Year Source: Freddie Mac, FMHPI data series for 4Q2011

% Probablity Of Housing Price Decline Over Next 2 Years
1
13
25
37
49
61
73
85
97
109
121
133
145
157
169
181
193
205
217
229
241
253
265
277
289
301
313
325
337
349
361
373

IBERIABANK Corporation

Appendix
Appendix
Housing Price Decline Probability – Next 2 Years
Source: PMI Economic Real Estate Trends: 2Q11  data
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2Q11
1Q11
4Q10
2Q10
Shreveport, LA 17.6%
Jonesboro, AR 17.7%
Lafayette, LA 18.1%
Mobile, AL 39.4%
Baton Rouge, LA 40.9%
New Orleans, LA 45.9%
Memphis, TN 46.0%
Lake Charles, LA 47.8%
Little Rock, AR 23.7%
NW Arkansas, 25.0%
W. Palm Beach, FL 90.0%
Jacksonville, FL 92.6%
Tampa, FL 93.2%
Bradenton, FL 93.5%
Cape Coral, FL 96.0%
Naples, FL 96.8%
Monroe, LA 31.3%
Houston, TX 32.7%
Birmingham, AL 33.3%
Huntsville, AL 36.5%
Montgomery, AL 36.8%

Natural Gas
Crude Oil
Natural Gas (Left Scale)
Crude Oil (Right Scale)
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
$160.00
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$-
Natural Gas (Henry Hub, $mcf)
Crude Oil (WTI, $ Per Barrel)
Natural Gas Average = $4.01
Crude Oil Average = $41.87
$104.63
$1.88
Jan-91
Sep-91
May-92
Dec-92
Aug-93
Mar-94
Nov-94
Jun-95
Feb-96
Oct-96
May-97
Jan-98
Aug-98
Apr-99
Dec-99
Jul-00
Mar-01
Oct-01
Jun-02
Jan-03
Sep-03
May-04
Dec-04
Aug-05
Mar-06
Nov-06
Jul-07
Feb-08
Oct-08
May-09
Jan-10
Sep-10
Apr-11
Dec-11

IBERIABANK Corporation

45 Appendix Appendix Energy Price Trends

Appendix
Appendix
Low Risk Balance Sheet At March 31, 2012
Cash and
Equivalents,
5%
Investment
Securities, 17%
Mortgage
Loans Held
For Sale, 1%
Acquired
Loans - Fair
Value, 0.3%
Loans - FDIC
Covered, 11%
FDIC Loss
Share
Receivable, 5%
Loans -
Noncovered,
52%
Other Assets,
9%
39% Of Balance Sheet In Very Low Risk Components

Appendix
Appendix
FDIC Covered Loan Portfolio Roll Forward
($ in thousands)
Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield
Covered Loans 1,489,782 40,454 10.768% 1,421,784 28,201 7.819% 1,350,935 55,518 16.139% 1,293,160 52,019 15.968%
Mortgage Loans 243,303 4,487 7.378% 229,678 5,209 9.072% 218,922 4,799 8.768% 211,640 4,946 9.347%
Indirect Automobile - - 0.000% - - 0.000% - - 0.000% - - 0.000%
Credit Card 1,026 17 6.721% 972 16 6.693% 957 15 6.246% 901 14 6.199%
Consumer 189,022 (234) -0.497% 172,391 3,780 8.698% 162,815 3,701 9.019% 155,406 3,895 10.080%
Line Of Credit-Consumer Loans 81,575 2,967 14.588% 80,650 2,372 11.669% 79,220 2,502 12.528% 75,164 2,927 15.663%
Commercial & Business Banking 975,301 33,217 13.477% 938,554 16,824 7.018% 889,481 44,502 19.581% 850,519 40,238 18.719%
Loans in Process (445) - 0.000% (460) - 0.000% (461) - 0.000% (469) - 0.000%
Overdrafts 0 - 0.000% 0 - 0.000% 0 - 0.000% 0 - 0.000%
FDIC Loss Share Receivable 666,159 (18,315) -10.877% 626,551 (2,602) -1.625% 592,985 (29,255) -19.305% 573,776 (27,927) -19.255%
Net Covered Loan Portfolio 2,155,941 22,139 4.080% 2,048,335 25,599 4.930% 1,943,920 26,263 5.327% 1,866,937 24,092 5.142%
Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield Average
Income /
Expense
Average
Yield
Covered Loans 1,489,782 40,454 10.768% 1,421,784 28,201 7.819% 1,350,935 55,518 16.139% 1,293,160 52,019 15.968%
240,511 5,196 8.536% 227,549 (1,827) -3.080% 209,043 14,372 26.967% 198,491 6,203 12.416%
Orion Bank 794,202 29,013 14.479% 759,860 24,875 12.861% 734,021 29,565 15.817% 710,111 34,820 19.448%
Century Bank 323,681 4,105 5.072% 303,773 3,024 3.979% 281,888 5,261 7.387% 264,864 6,697 10.080%
Sterling Bank 131,388 2,140 6.464% 130,602 2,130 6.405% 125,983 6,319 19.631% 119,694 4,299 14.239%
FDIC Loss Share Receivable 666,159 (18,315) -10.877% 626,551 (2,602) -1.625% 592,985 (29,255) -19.305% 573,776 (27,927) -19.255%
58,676 (4,456) -30.041% 57,146 5,754 39.402% 56,241 (8,707) -60.581% 49,433 (1,917) -15.338%
Orion Bank 392,880 (13,256) -13.348% 375,943 (11,021) -11.472% 355,317 (16,430) -18.095% 349,685 (21,626) -24.466%
Century Bank 157,959 (756) -1.894% 145,807 2,505 6.723% 137,868 (761) -2.160% 136,205 (2,380) -6.913%
Sterling Bank 56,644 152 1.065% 47,655 159 1.310% 43,559 (3,357) -30.153% 38,453 (2,004) -20.621%
Net Covered Loan Portfolio 2,155,941 22,139 4.080% 2,048,335 25,599 4.930% 1,943,920 26,263 5.327% 1,866,937 24,092 5.142%
299,187 740 0.954% 284,696 3,927 5.448% 265,284 5,665 8.406% 247,924 4,286 6.882%
Orion Bank 1,187,083 15,757 5.269% 1,135,803 13,853 4.807% 1,089,338 13,135 4.756% 1,059,796 13,194 4.952%
Century Bank 481,639 3,349 2.787% 449,580 5,529 4.869% 419,756 4,500 4.252% 401,069 4,317 4.309%
Sterling Bank 188,032 2,293 4.838% 178,257 2,290 5.043% 169,542 2,963 6.841% 158,148 2,294 5.763%
4Q2011
4Q2011
3Q2011 1Q2012
2Q2011 3Q2011 1Q2012
2Q2011
Capital South Bank
Capital South Bank
Capital South Bank

Return On Average Equity
By Asset Size
20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
-15.00%
-20.00%
-25.00%
-30.00%
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
Q310
Q410
Q111
Q211
Q311
Q411
Q112
Under $250 Million
$250-$500 Million
$0.5-1 Billion
$1-5 Billion
$5-10 Billion
Over $10 Billion

IBERIABANK Corporation

Appendix
Appendix
Industry Profitability Trends
•
Industry Profitability Has
Improved, But Structurally Well
Below Historical Levels
•
Highly Regulated Industry
•
Industry Actions Needed:
• Favorable Asset Quality
• Watch Interest Rate Risk
• Offset Regulatory Costs
• Improve Efficiency
• Add Revenues
• Improve L/T Earnings
• Hit Investor Expectations
•
Consolidation Is Likely Required
To Achieve These Actions
Source: SNL

1935
1938
1941
1944
1947
1950
1953
1956
1959
1962
1965
1968
1971
1974
1977
1980
1983
1986
1989
1992
1995
1998
2001
2004
2007
2010

IBERIABANK Corporation

New Charters, Acquisitions & Failures
Appendix
Appendix
Source: FDIC And OTS. – data through December 31, 2011
•
New Charters
Have Gone
Away
•
The Number
of Bank
Mergers Has
Declined
•
The Number
of Failures
Has
Increased….
•
…But Remain
Well Below
The Last
Cycle
(1,200)
(1,000)
(800)
(600)
(400)
(200)
-
200
400
Failures & Others
Mergers
New Charters

FLORIDA
GULF
BANK

FLORIDA
GULF
BANK

FLORIDA
GULF
BANK

IBERIABANK Corporation

Florida Gulf Bancorp, Inc. Distribution
Fort Myers - College Pointe
Deposits: $92 million
Fort Myers - First Street
Deposits: $65 million
Fort Myers - Daniels Parkway
Deposits: $27 million
Cape Coral - Del Prado Blvd
Deposits: $21 million
Fort Myers -Winkler Road
Deposits: $30 million
Fort Myers - Dani Drive
Deposits: $20 million
Appendix
Appendix

Shareholder Return Over Last 10 Years
Appendix
Appendix

•
The Result Has Been
A Dramatic Reduction
In Bank Stock Prices
•
In Contrast, Our Share
Price Was Up 93%
Over The Last 10
Years
•
Many Banks Slashed
Or Eliminated
Dividends Over That
Period To Conserve
Capital
•
Our Dividends Per
Share Increased 136%
Over The Last 10
Years
IBKC = 149%
Source: SNL and Bloomberg
-100%
0%
100%
200%
300%
400%
500%
600%
10 Year Total Cumulative Return %
Publicly Traded BHCs in AL, AR, FL, GA, LA, MS, NC, SC, TN, TX

IBERIABANK

CELEBRATING 125 YEARS OF EXCELLENCE

Member FDIC EQUAL HOUSING LENDER